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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        JANUARY 18, 2002


                        ADVANCED ENERGY INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       000-26966              84-0846841
  (State or Other Jurisdiction     (Commission File Number)    (IRS Employer
       of Incorporation)                                     Identification No.)


 1625 SHARP POINT DRIVE, FORT COLLINS, COLORADO             80525
    (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code:  (970) 221-4670




                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


         On January 18, 2002, Advanced Energy Industries, Inc., a Delaware corporation ("Advanced Energy"), completed its acquisition of Aera Japan Limited, a Japanese corporation ("Aera"). The acquisition was effected through Advanced Energy's wholly owned subsidiary, Advanced Energy Japan K.K., a Japanese corporation ("AE Japan"). AE Japan purchased all of the outstanding shares of Aera pursuant to the Stock Purchase Agreement dated as of November 16, 2001, as amended (the "Stock Purchase Agreement"), by and among Advanced Energy, AE Japan, Aera and the stockholders of Aera identified in the Stock Purchase Agreement (the "Majority Stockholders"), and other stock purchase agreements entered into by AE Japan, Aera and each of the stockholders of Aera other than the Majority Stockholders (collectively, the "Minority Stock Purchase Agreements"). The aggregate purchase price paid by AE Japan was
5.73 billion Japanese yen (approximately $44 million, based upon an exchange rate of 130:1), which was funded from Advanced Energy's available cash. In connection with the acquisition, AE Japan assumed approximately $34 million of Aera's debt.

         Aera's product lines include digital mass flow controllers, pressure-based mass flow controllers, liquid mass flow controllers, ultrasonic liquid flow meters and liquid vapor delivery systems. For Aera's fiscal year ended June 30, 2001, Aera and its consolidated subsidiaries had sales of approximately $114 million and operating income of approximately $17 million. For this same period, Advanced Energy and its consolidated subsidiaries had sales of approximately $320 million and operating income of approximately $34 million. These financial results are not indicative of Aera's or Advanced Energy's financial results for any other periods.

         Copies of the Stock Purchase Agreement, forms of the Minority Stock Purchase Agreements and the press release dated January 22, 2002 announcing the completion of the acquisition are attached as exhibits to this Form 8-K. The information called for by Item 2 of Form 8-K that is included in such exhibits is incorporated herein by this reference, and the summary of the acquisition above is qualified in its entirety by the information contained in such exhibits.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         Financial statements described in paragraph (a) of Item 7 of Form 8-K are not included in this report, but, if required, will be filed by an amendment to this report on or before April 2, 2002.

         (b)      Pro Forma Financial Information

         The pro forma financial information required by paragraph (b) of Item 7 of Form 8-K is not included in this report, but will be filed by an amendment to this report on or before April 2, 2002.


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         (c)      Exhibits


            Exhibit No.    Description
            -----------    -----------
                  2.1      Stock Purchase Agreement (incorporated by reference
                           to Advanced Energy's Registration Statement on Form
                           S-3, as amended, File No. 333-72748)

                  2.2      Amendment No. 1 to Stock Purchase Agreement

                  2.3      Forms of Minority Stock Purchase Agreements

                  99.1     Press release issued by Advanced Energy dated January
                           22, 2002


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 1, 2002                 Advanced Energy Industries, Inc.


                                     By:     /s/ Michael El-Hillow
                                             ----------------------------------
                                     Name:   Michael El-Hillow
                                     Title:  Senior Vice President and Chief
                                                  Financial Officer (Principal
                                                  Financial Officer & Principal
                                                  Accounting Officer)




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                                INDEX TO EXHIBITS


         EXHIBIT
         NUMBER   DESCRIPTION
         ------   -----------

          2.1     Stock Purchase Agreement (incorporated by reference to
                  Advanced Energy's Registration Statement on Form S-3, as amended, File No. 333-72748)

          2.2     Amendment No. 1 to Stock Purchase Agreement

          2.3     Forms of Minority Stock Purchase Agreements

         99.1     Press release issued by Advanced Energy, dated January 22,
                  2002